Trade and Other Receivables and Assets	12 Months Ended
Dec. 31, 2018
Trade and other receivables [abstract]
Trade and Other Receivables and Assets
	December 31
	2018	2017
	€ in thousands
Current Assets - Other receivables:
Government authorities	2,706	2,306
Income receivable	3,830	3,436
Interest receivable	6	153
Current tax	195	48
Current Maturities of loan to an equity accounted investee	415	3,165
Trade receivable	156	407
Forward contracts (1)	529	580
Loan to others (2)	3,500	-
Prepaid expenses and other	1,286	550
	12,623	10,645
Non-current Assets - Long term receivables:
Advance tax payment	996	1,078
Forward contracts	-	12
Annual rent deposits	27	30
Other	432	415
	1,455	1,535

(1)
The Company closed euro/USD forward contracts with an accumulated profit of approximately €529 thousand (approximately $606 thousand) that are expected to be received between January and March 2019 (depending on the relevant dates of the forward positions).

(2)
In November 2018, Talasol Solar S.L.U, which is promoting the construction of a photovoltaic plant with a peak capacity of 300 MW, provided an amount of €3,500 thousand to METKA EGN Limited, the EPC contractor, for the purpose of securing or executing main supply contracts for the execution of the EPC agreement with Metka. This amount will be repaid either out of the first payment to Metka under the EPC agreement or ten days after the deadline to provide a notice to proceed under the EPC agreement in the event such notice is not granted. We received a bank guarantee from Metka for the prepayment amount.